Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

PENGUIN SOLUTIONS REPORTS FOURTH QUARTER AND
FULL YEAR FISCAL 2024 FINANCIAL RESULTS
SMART Global Holdings Is Now Penguin Solutions
Q4 FY24 Revenue Across All Business Segments Up Sequentially

Milpitas, Calif. – October 15, 2024 – Penguin Solutions, Inc. (“Penguin Solutions,” “we,” “us,” or the “Company”) (NASDAQ: PENG) today announced its new company name and reported financial results for the fourth quarter and full year fiscal 2024.
New Company Name and Ticker Symbol
The Company is pleased to announce the successful completion of its name change from SMART Global Holdings, Inc. to Penguin Solutions, Inc., a move that reflects the Company’s strategic transformation and evolving focus on key areas such as artificial intelligence (“AI”) infrastructure deployment, advanced memory enterprise solutions and high-performance computing. Effective today, the Company’s ordinary shares are trading under the new ticker symbol “PENG” on Nasdaq.
Fiscal 2024 Highlights
•Net sales of $1.2 billion versus $1.4 billion in fiscal year 2023
•GAAP gross margin of 29.1%, up 30 basis points versus fiscal year 2023
•Non-GAAP gross margin of 31.9%, up 20 basis points versus fiscal year 2023
•GAAP EPS of $(0.85) versus $0.15 in fiscal year 2023
•Non-GAAP EPS of $1.25 versus $2.52 in fiscal year 2023
Fourth Quarter Fiscal 2024 Highlights
•Net sales of $311 million, down 1.7% versus the year-ago quarter
•GAAP gross margin of 28.0%, down 90 basis points versus the year-ago quarter
•Non-GAAP gross margin of 30.9%, down 80 basis points versus the year-ago quarter
•GAAP EPS of $(0.46) versus $1.17 in the year-ago quarter
•Non-GAAP EPS of $0.37 versus $0.35 in the year-ago quarter
“We are pleased with our Q4 results, highlighted by our third consecutive quarter of sequential top line growth,” said Mark Adams, CEO of Penguin Solutions. “Our Company’s transition to Penguin Solutions reinforces our commitment to solving the complexities of AI infrastructure, managing our customers’ implementations with the design, build, deployment, and management of cutting-edge AI solutions,” concluded Adams.

Annual Financial Results

	GAAP (1)		Non-GAAP (2)
(in thousands, except per share amounts)	FY24	FY23	FY24	FY23
Net sales:
Intelligent Platform Solutions	$554,552	$749,708	$554,552	$749,708
Memory Solutions	356,426	443,264	356,426	443,264
LED Solutions	259,818	248,278	259,818	248,278
Total net sales	$1,170,796	$1,441,250	$1,170,796	$1,441,250

Gross profit	$340,776	$415,171	$373,981	$456,578
Operating income	18,295	8,745	120,257	179,794
Net income (loss) attributable to Penguin Solutions	(44,324)	7,858	66,907	127,681
Diluted earnings (loss) per share	$(0.85)	$0.15	$1.25	$2.52
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q4 FY24	Q3 FY24	Q4 FY23	Q4 FY24	Q3 FY24	Q4 FY23
Net sales:
Intelligent Platform Solutions	$149,355	$144,968	$145,432	$149,355	$144,968	$145,432
Memory Solutions	95,832	91,629	105,181	95,832	91,629	105,181
LED Solutions	65,961	63,983	66,045	65,961	63,983	66,045
Total net sales	$311,148	$300,580	$316,658	$311,148	$300,580	$316,658

Gross profit	$87,086	$88,906	$91,585	$96,007	$96,962	$100,300
Operating income (loss)	8,791	11,511	(1,639)	33,739	33,325	30,295
Net income (loss) attributable to Penguin Solutions	(24,547)	5,616	64,841	20,007	20,221	18,406
Diluted earnings (loss) per share	$(0.46)	$0.10	$1.17	$0.37	$0.37	$0.35
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

Business Outlook
As of October 15, 2024, Penguin Solutions is providing the following financial outlook for fiscal year 2025:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	15% YoY Growth +/- 5%	—		15% YoY Growth +/- 5%
Gross margin	30% +/- 1%	2%	(A)	32% +/- 1%
Operating expenses	$335 million +/- $15 million	($60) million	(B)(C)	$275 million +/- $15 million
Diluted earnings per share	$0.30 +/- $0.20	$1.40	(A)(B)(C)(D)	$1.70 +/- $0.20
Diluted shares	56.3 million	—		56.3 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$31
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	48
(C) Other adjustments	12
(D) Estimated income tax effects	(12)
$79
Fourth Quarter and Full Year Fiscal 2024 Earnings Conference Call and Webcast Details
Penguin Solutions will hold a conference call and webcast to discuss the fourth quarter and full year fiscal 2024 results and related matters today, October 15, 2024, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the United States or +1-929-526-1599 from international locations, using the access code 916986. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.penguinsolutions.com/investors/default.aspx) where they will remain available for approximately one year.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding the extent and timing of and expectations regarding Penguin Solutions’ future revenues and expenses; statements regarding Penguin Solutions’ strategic transformation and priorities; statements regarding long-term effective tax rates; and statements regarding the business and financial outlook for the next fiscal year described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions and growth trends in technology industries (including trends and markets related to AI), our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including our rebranding and related strategy, any potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; issues, delays or complications in integrating the operations of Stratus

Technologies; failure to achieve the intended benefits of the sale of SMART Brazil and its business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers and the timing and volume of customer orders; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under term loans and revolving lines of credit and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and our other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP effective tax rate, non-GAAP net income, non-GAAP weighted-average shares outstanding, non-GAAP diluted earnings per share and Adjusted EBITDA. Penguin Solutions management uses these non-GAAP measures to supplement Penguin Solutions’ financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships and trademarks/trade names acquired in connection with business combinations); acquisition-related inventory adjustments; diligence, acquisition and integration expense; restructure charges; impairment of goodwill; changes in the fair value of contingent consideration; gains (losses) from changes in currency exchange rates; amortization of debt issuance costs; gain (loss) on extinguishment or prepayment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax provision (benefit); depreciation and amortization expense; share-based compensation expense; acquisition-related inventory adjustments; diligence, acquisition and integration expense; restructure charges; impairment of goodwill; changes in the fair value of contingent consideration; gain (loss) on extinguishment or prepayment of debt and other infrequent or unusual items.
In fiscal 2024, for our non-GAAP reporting, we began to utilize a long-term projected non-GAAP effective tax rate of 28%, which includes the tax impact of pre-tax non-GAAP adjustments and reflects currently available information as well as other factors and assumptions. While we expect to use this normalized non-GAAP effective tax rate through fiscal 2025, this long-term non-GAAP effective tax rate may be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix or changes to our strategy or business operations. Our GAAP effective tax rate can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about Penguin Solutions’ financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About Penguin Solutions
The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our computing, memory, and LED lines of business. With our expert skills, experience, and partnerships, we turn our customers’ most complex challenges into compelling opportunities.
For more information, visit www.penguinsolutions.com.

Penguin Solutions, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Year Ended
	August 30, 2024	May 31, 2024	August 25, 2023	August 30, 2024	August 25, 2023
Net sales:
Intelligent Platform Solutions	$149,355	$144,968	$145,432	$554,552	$749,708
Memory Solutions	95,832	91,629	105,181	356,426	443,264
LED Solutions	65,961	63,983	66,045	259,818	248,278
Total net sales	311,148	300,580	316,658	1,170,796	1,441,250
Cost of sales	224,062	211,674	225,073	830,020	1,026,079
Gross profit	87,086	88,906	91,585	340,776	415,171

Operating expenses:
Research and development	19,941	19,681	20,883	81,537	90,565
Selling, general and administrative	58,029	57,249	65,026	233,880	260,722
Impairment of goodwill	—	—	1,534	—	19,092
Change in fair value of contingent consideration	—	—	4,100	—	29,000
Other operating (income) expense	325	465	1,681	7,064	7,047
Total operating expenses	78,295	77,395	93,224	322,481	406,426
Operating income (loss)	8,791	11,511	(1,639)	18,295	8,745

Non-operating (income) expense:
Interest expense, net	5,403	6,167	9,183	28,378	36,421
Other non-operating (income) expense	20,971	441	(462)	21,084	11,837
Total non-operating (income) expense	26,374	6,608	8,721	49,462	48,258
Income (loss) before taxes	(17,583)	4,903	(10,360)	(31,167)	(39,513)

Income tax provision (benefit)	6,209	(1,323)	(75,890)	10,618	(49,203)
Net income (loss) from continuing operations	(23,792)	6,226	65,530	(41,785)	9,690
Net loss from discontinued operations	—	—	(205,685)	(8,148)	(195,384)
Net income (loss)	(23,792)	6,226	(140,155)	(49,933)	(185,694)
Net income attributable to noncontrolling interest	755	610	689	2,539	1,832
Net income (loss) attributable to Penguin Solutions	$(24,547)	$5,616	$(140,844)	$(52,472)	$(187,526)

Basic earnings (loss) per share:
Continuing operations	$(0.46)	$0.11	$1.28	$(0.85)	$0.16
Discontinued operations	—	—	(4.05)	(0.15)	(3.94)
	$(0.46)	$0.11	$(2.77)	$(1.00)	$(3.78)

Diluted earnings (loss) per share:
Continuing operations	$(0.46)	$0.10	$1.17	$(0.85)	$0.15
Discontinued operations	—	—	(3.71)	(0.15)	(3.80)
	$(0.46)	$0.10	$(2.54)	$(1.00)	$(3.65)

Shares used in per share calculations:
Basic	53,071	52,570	50,807	52,428	49,566
Diluted	53,071	54,283	55,523	52,428	51,322

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended			Year Ended
	August 30, 2024	May 31, 2024	August 25, 2023	August 30, 2024	August 25, 2023
GAAP gross profit	$87,086	$88,906	$91,585	$340,776	$415,171
Share-based compensation expense	1,847	1,760	1,789	7,113	6,334
Amortization of acquisition-related intangibles	5,909	5,909	5,876	23,656	25,661
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	865	387	1,050	2,136	6,813
Non-GAAP gross profit	$96,007	$96,962	$100,300	$373,981	$456,578

GAAP gross margin	28.0%	29.6%	28.9%	29.1%	28.8%
Effect of adjustments	2.9%	2.7%	2.8%	2.8%	2.9%
Non-GAAP gross margin	30.9%	32.3%	31.7%	31.9%	31.7%

GAAP operating expenses	$78,295	$77,395	$93,224	$322,481	$406,426
Share-based compensation expense	(8,512)	(9,432)	(7,785)	(36,047)	(32,894)
Amortization of acquisition-related intangibles	(3,838)	(3,857)	(5,443)	(15,616)	(18,940)
Diligence, acquisition and integration expense	(2,094)	(4)	(2,676)	(8,772)	(20,869)
Impairment of goodwill	—	—	(1,534)	—	(19,092)
Change in fair value of contingent consideration	—	—	(4,100)	—	(29,000)
Restructure charge	(325)	(465)	(1,681)	(7,064)	(7,047)
Other	(1,258)	—	—	(1,258)	(1,800)
Non-GAAP operating expenses	$62,268	$63,637	$70,005	$253,724	$276,784

GAAP operating income (loss)	$8,791	$11,511	$(1,639)	$18,295	$8,745
Share-based compensation expense	10,359	11,192	9,574	43,160	39,228
Amortization of acquisition-related intangibles	9,747	9,766	11,319	39,272	44,601
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	865	387	1,050	2,136	6,813
Diligence, acquisition and integration expense	2,094	4	2,676	8,772	20,869
Impairment of goodwill	—	—	1,534	—	19,092
Change in fair value of contingent consideration	—	—	4,100	—	29,000
Restructure charge	325	465	1,681	7,064	7,047
Other	1,558	—	—	1,558	1,800
Non-GAAP operating income	$33,739	$33,325	$30,295	$120,257	$179,794

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Year Ended
	August 30, 2024	May 31, 2024	August 25, 2023	August 30, 2024	August 25, 2023
GAAP net income (loss) attributable to Penguin Solutions	$(24,547)	$5,616	$64,841	$(44,324)	$7,858
Share-based compensation expense	10,359	11,192	9,574	43,160	39,228
Amortization of acquisition-related intangibles	9,747	9,766	11,319	39,272	44,601
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	865	387	1,050	2,136	6,813
Diligence, acquisition and integration expense	2,094	4	2,676	8,772	20,869
Impairment of goodwill	—	—	1,534	—	19,092
Change in fair value of contingent consideration	—	—	4,100	—	29,000
Restructure charge	325	465	1,681	7,064	7,047
Amortization of debt issuance costs	897	817	1,010	3,724	4,064
Loss (gain) on extinguishment or prepayment of debt	21,646	792	—	22,763	15,924
Foreign currency (gains) losses	(1,072)	606	(276)	(830)	(221)
Other	1,558	—	—	1,558	1,800
Income tax effects	(1,865)	(9,424)	(79,103)	(16,388)	(70,993)
Non-GAAP net income attributable to Penguin Solutions	$20,007	$20,221	$18,406	$66,907	$127,681

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	53,071	54,283	55,523	52,428	51,322
Adjustment for dilutive securities and capped calls	1,434	(333)	(2,233)	1,268	(558)
Non-GAAP weighted-average shares outstanding	54,505	53,950	53,290	53,696	50,764

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$(0.46)	$0.10	$1.17	$(0.85)	$0.15
Effect of adjustments	0.83	0.27	(0.82)	2.10	2.37
Non-GAAP diluted earnings per share	$0.37	$0.37	$0.35	$1.25	$2.52

Net income (loss) attributable to Penguin Solutions	$(24,547)	$5,616	$64,841	$(44,324)	$7,858
Interest expense, net	5,403	6,167	9,183	28,378	36,421
Income tax provision (benefit)	6,209	(1,323)	(75,890)	10,618	(49,203)
Depreciation expense and amortization of intangible assets	15,381	15,525	18,830	65,716	71,632
Share-based compensation expense	10,359	11,192	9,574	43,160	39,228
Flow-through of inventory step up	—	—	—	—	2,599
Cost of sales-related restructure	865	387	1,050	2,136	6,813
Diligence, acquisition and integration expense	2,094	4	2,676	8,772	20,869
Impairment of goodwill	—	—	1,534	—	19,092
Change in fair value of contingent consideration	—	—	4,100	—	29,000
Restructure charge	325	465	1,681	7,064	7,047
Loss on extinguishment of debt	21,646	792	—	22,763	15,924
Other	1,558	—	—	1,558	1,800
Adjusted EBITDA	$39,293	$38,825	$37,579	$145,841	$209,080

Penguin Solutions, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	August 30, 2024	August 25, 2023
Assets
Cash and cash equivalents	$383,147	$365,563
Short-term investments	6,337	25,251
Accounts receivable, net	251,743	219,247
Inventories	151,213	174,977
Other current assets	75,264	51,790
Current assets of discontinued operations	—	70,574
Total current assets	867,704	907,402
Property and equipment, net	106,548	118,734
Operating lease right-of-use assets	60,349	68,444
Intangible assets, net	121,454	160,185
Goodwill	161,958	161,958
Deferred tax assets	85,078	74,085
Other noncurrent assets	71,415	15,150
Total assets	$1,474,506	$1,505,958

Liabilities and Equity
Accounts payable and accrued expenses	$219,090	$182,035
Current debt	—	35,618
Deferred revenue	63,954	48,096
Other current liabilities	44,552	32,731
Acquisition-related contingent consideration	—	50,000
Current liabilities of discontinued operations	—	77,770
Total current liabilities	327,596	426,250
Long-term debt	657,347	754,820
Noncurrent operating lease liabilities	60,542	66,407
Other noncurrent liabilities	29,813	29,248
Total liabilities	1,075,298	1,276,725

Commitments and contingencies

Penguin Solutions shareholders’ equity:
Preferred shares	—	—
Ordinary shares	1,807	1,726
Additional paid-in capital	513,335	476,703
Retained earnings	29,985	82,457
Treasury shares	(153,756)	(132,447)
Accumulated other comprehensive income (loss)	10	(205,964)
Total Penguin Solutions shareholders’ equity	391,381	222,475
Noncontrolling interest in subsidiary	7,827	6,758
Total equity	399,208	229,233
Total liabilities and equity	$1,474,506	$1,505,958

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	August 30, 2024	May 31, 2024	August 25, 2023	August 30, 2024	August 25, 2023
Cash flows from operating activities
Net income (loss)	$(23,792)	$6,226	$(140,155)	$(49,933)	$(185,694)
Net income (loss) from discontinued operations	—	—	(205,685)	(8,148)	(195,384)
Net income (loss) from continuing operations	(23,792)	6,226	65,530	(41,785)	9,690
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	15,381	15,525	18,830	65,716	71,632
Amortization of debt issuance costs	897	817	1,010	3,724	4,064
Share-based compensation expense	10,359	11,192	9,574	43,160	39,228
Impairment of goodwill	—	—	1,534	—	19,092
Change in fair value of contingent consideration	—	—	4,100	—	29,000
Loss on extinguishment or prepayment of debt	21,646	792	—	22,763	15,924
Deferred income taxes, net	(7,396)	(3,840)	(65,228)	(11,042)	(63,603)
Other	83	(3,228)	701	(2,689)	4,008
Changes in operating assets and liabilities:
Accounts receivable	(39,901)	(42,124)	3,007	(32,495)	162,515
Inventories	26,086	(4,535)	28,564	23,765	95,217
Other assets	14,801	15,424	(290)	9,098	6,767
Accounts payable and accrued expenses and other liabilities	(30,320)	83,632	(29,776)	54,306	(256,133)
Payment of acquisition-related contingent consideration	—	—	—	(29,000)	(73,724)
Net cash provided by (used for) operating activities from continuing operations	(12,156)	79,881	37,556	105,521	63,677
Net cash provided by (used for) operating activities from discontinued operations	—	(101)	(757)	(28,336)	40,710
Net cash provided by (used for) operating activities	(12,156)	79,780	36,799	77,185	104,387

Cash flows from investing activities
Capital expenditures and deposits on equipment	(5,795)	(3,777)	(7,747)	(19,424)	(39,421)
Acquisition of business, net of cash acquired	—	—	—	—	(213,073)
Proceeds from maturities of investment securities	7,525	9,915	—	39,395	—
Purchases of held-to-maturity investment securities	—	—	(25,015)	(19,503)	(25,015)
Purchases of non-marketable investments	(10,000)	(1,000)	(4,150)	(11,000)	(4,150)
Other	(8)	(518)	(195)	(1,272)	475
Net cash provided by (used for) investing activities from continuing operations	(8,278)	4,620	(37,107)	(11,804)	(281,184)
Net cash provided by (used for) investing activities from discontinued operations	—	451	(11,640)	119,389	(17,385)
Net cash provided by (used for) investing activities	$(8,278)	$5,071	$(48,747)	$107,585	$(298,569)

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Year Ended
	August 30, 2024	May 31, 2024	August 25, 2023	August 30, 2024	August 25, 2023
Cash flows from financing activities
Repayments of debt	$(224,703)	$(75,000)	$(7,212)	$(351,337)	$(21,634)
Payments to acquire ordinary shares	(3,318)	(2,129)	(7,788)	(21,309)	(24,671)
Payment of acquisition-related contingent consideration	—	—	—	(21,000)	(28,100)
Net cash paid for settlement and purchase of capped calls	(16,300)	—	—	(16,300)	(4,304)
Distribution to noncontrolling interest	—	—	—	(1,470)	(2,009)
Repayments of borrowings under line of credit	—	—	—	—	—
Proceeds from debt	192,694	—	—	192,694	295,287
Proceeds from issuance of ordinary shares	1,745	3,817	34,615	9,809	43,045
Proceeds from borrowing under line of credit	—	—	—	—	—
Payment of premium in connection with convertible note exchange	—	—	—	—	(14,141)
Other	2	(1)	(487)	(582)	(6,252)
Net cash provided by (used for) financing activities from continuing operations	(49,880)	(73,313)	19,128	(209,495)	237,221
Net cash used for financing activities from discontinued operations	—	—	(426)	(606)	(805)
Net cash provided by (used for) financing activities	(49,880)	(73,313)	18,702	(210,101)	236,416

Effect of changes in currency exchange rates	—	(76)	2,035	(1,256)	4,765
Net increase (decrease) in cash, cash equivalents and restricted cash	(70,314)	11,462	8,789	(26,587)	46,999
Cash, cash equivalents and restricted cash at beginning of period	453,791	442,329	401,275	410,064	363,065
Cash, cash equivalents and restricted cash at end of period	$383,477	$453,791	$410,064	$383,477	$410,064

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@penguinsolutions.com	pr@penguinsolutions.com